Exhibit 10.8

Executive Agreement

PERFORMANCE UNIT AWARD AGREEMENT
Tailored Brands, Inc.
2016 Long-Term Incentive Plan

This Performance Unit Award Agreement (this “Agreement”) is made by and between Tailored Brands, Inc., a Texas corporation (the “Company”), and                      (the “Executive”) effective as of ______________ __, 20__  (the “Grant Date”), pursuant to the Tailored Brands, Inc. 2016 Long-Term Incentive Plan (the “Plan”), a copy of which previously has been made available to the Executive and the terms and provisions of which are incorporated by reference herein.

Whereas, the Company desires to grant to the Executive the Performance Units specified herein, subject to the terms and conditions of this Agreement; and

Whereas, the Executive desires to have the opportunity to receive from the Company an award of Performance Units subject to the terms and conditions of this Agreement;

Now, Therefore, in consideration of the premises, mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.         Definitions.  For purposes of this Agreement, the following terms shall have the meanings indicated:

(a)        “Adjusted EPS” shall mean diluted net earnings per share of Stock attributable to common shareholders for the fiscal year ending [    ], 20[__], (the “[    ] Fiscal Year”); provided, that all items of gain, loss, or expense for the [    ] Fiscal Year determined by the Committee to be extraordinary, unusual in nature, infrequent in occurrence, related to the acquisition or disposal of a business, or related to a change in accounting principle, all as determined in accordance with standards established by the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 225-20, Income Statement, Extraordinary and Unusual Items, and FASB ASC 830-10, Foreign Currency Matters, overall, other applicable accounting rules, or consistent with the Company’s policies and practices on the Grant Date may be included or excluded in calculating such diluted net earnings per share of Stock attributable to common shareholders. In addition, in determining diluted net earnings per share of Stock attributable to common shareholders for the [    ] Fiscal Year, the shares of Stock outstanding used in such determination shall not be reduced for any shares of Stock repurchased by the Company during the period from the Grant Date through the last day of the [    ] Fiscal Year under any share repurchase authorization by the Board.

(b)        “Adjusted Number of Target Shares” shall mean the number of shares of Stock that the Executive is entitled to receive pursuant to the calculation made under the applicable provision of Section 6 of this Agreement.

Executive Agreement

(c)        “Change in Control Plan” shall mean the Tailored Brands, Inc. Senior Executive Change in Control Severance Plan, adopted effective September 8, 2016.

(d)        “Forfeiture Restrictions” shall mean the prohibitions and restrictions set forth herein with respect to the sale or other disposition of the Performance Units issued to the Executive hereunder and the obligation to forfeit and surrender such Performance Units to the Company.

(e)        “Performance Unit” shall mean a Performance Unit Award issued under Article IX of the Plan that is subject to the Forfeiture Restrictions.

(f)        “Separation From Service” has the meaning ascribed to that term under Section 409A.

(g)        “Specified Employee” has the meaning ascribed to that term under Section 409A.

(h)        “Termination for Cause” shall have the meaning set forth in the Change in Control Plan.

(i)        “Termination for Good Reason” shall have the meaning set forth in the Change in Control Plan.

Capitalized terms not otherwise defined in this Agreement shall have the meanings given to such terms in the Plan.

2.         Grant of Performance Units.  Effective as of the Grant Date, the Company hereby grants to the Executive     ______ Performance Units (the “Target Shares”). In accepting the award of Performance Units granted in this Agreement the Executive accepts and agrees to be bound by all the terms and conditions of the Plan and this Agreement.  The Company shall cause to be delivered to the Executive in electronic or certificated form any shares of Stock that are to be issued under the terms of this Agreement in exchange for Performance Units awarded hereby, and such shares of Stock shall be transferable by the Executive as provided herein (except to the extent that any proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of applicable securities law).

3.         Performance Units Do Not Award Any Rights Of A Shareholder.  The Executive shall not have the voting rights or any of the other rights, powers or privileges of a holder of Stock with respect to the Performance Units that are awarded hereby.  Only after a share of Stock is issued in exchange for a Performance Unit will the Executive have all of the rights of a shareholder with respect to such share of Stock issued in exchange for a Performance Unit.

4.         Dividend Equivalent Payments.

(a)        If, during the period beginning on the Grant Date and ending on [    ], 20[__], the Company pays any dividends in cash with respect to the outstanding shares of Stock (a “Cash Dividend”), and on the payment date of any such dividend the Executive (i) is employed by the Company or a subsidiary of the Company as a common law employee and (ii) holds any

Executive Agreement

Performance Units granted under this Agreement and such Performance Units have not been forfeited to the Company or exchanged by the Company for shares of Stock, then when the Forfeiture Restrictions related to such Performance Units shall lapse in accordance with the terms of Section 6 of this Agreement, the Executive shall also be entitled to receive an amount equal to the product of (x) the number of shares of Stock to be issued in exchange for the Performance Units awarded hereby (calculated in accordance with the terms of Section 6 of this Agreement) and (y) the aggregate amount of the Cash Dividends paid per share of Stock during the period beginning on the Grant Date and ending on [    ], 20[__] (the “Dividend Equivalents”).  Such Dividend Equivalents will vest and become payable upon the same terms and at the same time as the Performance Units to which they relate.  The Company shall pay to the Executive, in cash, an amount equal to the accrued Dividend Equivalents with respect to the Executive’s Performance Units, which payment shall be included in the Executive’s regular payroll check for the period covering the date any Forfeiture Restrictions applicable to that Performance Unit lapse or such later date described in Section 6(d) and (f) of this Agreement.  Dividend Equivalent payments will be subject to tax withholding as further described in Section 9 below.

(b)        If during the period the Executive holds any Performance Units granted under this Agreement the Company pays a dividend in shares of Stock with respect to the outstanding shares of Stock, then the Company will increase the number of shares of Stock to be issued in exchange for the Performance Units awarded hereby that have not then been forfeited to or exchanged by the Company for shares of Stock by an amount equal to the product of (i) the number of shares of Stock to be issued in exchange for the Performance Units awarded hereby (calculated in accordance with the terms of Section 6 of this Agreement) and (ii) the number of shares of Stock paid by the Company per share of Stock (collectively, the “Stock Dividend Performance Units”).  Each Stock Dividend Performance Unit will be subject to the same Forfeiture Restrictions and other restrictions, limitations and conditions applicable to the Performance Unit for which such Stock Dividend Performance Unit was awarded and will be exchanged for shares of Stock at the same time and on the same basis as such Performance Unit.

5.         Transfer Restrictions.  The Performance Units granted hereby may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of  (other than by will or the applicable laws of descent and distribution).  Any such attempted sale, assignment, pledge, exchange, hypothecation, transfer, encumbrance or disposition in violation of this Agreement shall be void and the Company shall not be bound thereby.  Further, any shares of Stock issued to the Executive in exchange for Performance Units awarded hereby may not be sold or otherwise disposed of in any manner that would constitute a violation of any applicable securities laws.  The Executive also agrees that the Company may (a) refuse to cause the transfer of any such shares of Stock to be registered on the applicable stock transfer records of the Company if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities law and (b) give related instructions to the transfer agent, if any, to stop registration of the transfer of such shares of Stock.  The shares of Stock that may be issued under the Plan are registered with the Securities and Exchange Commission under a Registration Statement on Form S-8.  A Prospectus describing the Plan and the shares of Stock is available from the Company.

Executive Agreement

6.         Vesting and Payment.

(a)        The Performance Units that are granted hereby shall be subject to the Forfeiture Restrictions.  The Executive shall have no vested interest in the Performance Units credited to his or her bookkeeping ledger account except as set forth in this Section 6.  Upon the lapse of the Forfeiture Restrictions applicable to a Performance Unit that is awarded hereby or such later date provided in Section 6(d) or (f), the Company shall issue to the Executive that number of shares of Stock calculated pursuant to Section 6(b) through (i) below, as applicable, in exchange for such Performance Unit and pay the Dividend Equivalents, with respect to that number of shares of Stock issued, as provided in Section 4(a), and thereafter the Executive shall have no further rights with respect to such Performance Unit.

(b)        (i)        If the Executive’s employment with the Company and its subsidiaries has not terminated prior to [    ], 20[__], then on such date the “Adjusted Number of Target Shares” shall be calculated as follows: (A) if Adjusted EPS is less than $[    ], the Target Shares shall be multiplied by 0%, (B) if Adjusted EPS is $[    ], the Target Shares shall be multiplied by 50%, (C) if Adjusted EPS is $[    ], the Target Shares shall be multiplied by 100%, (D) if Adjusted EPS is $[    ], the Target Shares shall be multiplied by 150%, (E) if Adjusted EPS is $[    ] or more, the Target Shares shall be multiplied by 200%, and (F) if Adjusted EPS is between $[    ] and $[    ] the Target Shares shall be multiplied by a percentage pro-rated based upon the foregoing range as indicated on Exhibit A.  In no event will the Target Shares be multiplied by a percentage that exceeds 200%.  If Adjusted EPS is below $[    ], then the Forfeiture Restrictions on the Performance Units covered hereby shall not lapse and the Performance Units awarded hereby shall be forfeited as of the close of business on the date the Committee certifies that Adjusted EPS is below $[    ].  The Committee shall make such adjustments to the definition of Adjusted Number of Target Shares as the Committee deems appropriate to reflect changes in the Stock made by the Company after the Grant Date.

(ii)        If Adjusted EPS is $[    ] or more, then, on [    ], 20[__] (the “Initial Vesting Date”), the Forfeiture Restrictions on 50% of the Performance Units shall lapse and the Executive shall be entitled to receive that number of shares of Stock equal to 50% of the Adjusted Number of Target Shares calculated under Section 6(b)(i) above.  The Forfeiture Restrictions will continue to apply to the remaining 50% of the Performance Units until they either lapse in accordance with a provision of this Section 6 or they do not lapse and result in a forfeiture of such Performance Units.

(iii)       If the Executive’s employment with the Company and its subsidiaries has not terminated prior to [    ], 20[__] (the “Final Vesting Date”), then, on such date, the Forfeiture Restrictions on the remaining 50% of the Performance Units shall lapse and the Executive shall be entitled to receive that number of shares of Stock equal to 50% of the Adjusted Number of Target Shares calculated under Section 6(b)(i) above.

(c)        Notwithstanding any other provision of this Agreement to the contrary, if the Executive is eligible to participate in the Change in Control Plan and a Change in Control occurs (i) on or before [    ], 20[__], then the Adjusted Number of Target Shares shall be equal to the Target Shares or (ii) on or after [    ], 20[__], then the Adjusted Number of Target Shares shall be calculated in accordance Section 6(b)(i) of this Agreement (and the Company will undertake to

Executive Agreement

require the acquirer to preserve and maintain the Company’s business and accounting in all manner necessary so that all factors needed to prepare the calculations in Section 6(b)(i) will then be available).  If the Executive’s employment with the Company and its subsidiaries has not terminated prior to the Initial Vesting Date, then, on such date, the Forfeiture Restrictions on 50% of the Performance Units shall lapse and the Executive shall be entitled to receive that number of shares of Stock equal to 50% of the Adjusted Number of Target Shares calculated under the preceding provisions of this Section 6(c).  The Forfeiture Restrictions will continue to apply to the remaining 50% of the Performance Units until they either lapse in accordance with a provision of this Section 6 or they do not lapse and result in a forfeiture of such Performance Units.  If the Executive’s employment with the Company and its subsidiaries has not terminated prior to the Final Vesting Date, then, on such date, the Forfeiture Restrictions on the remaining 50% of the Performance Units shall lapse and the Executive shall be entitled to receive that number of shares of Stock equal to 50% of the Adjusted Number of Target Shares calculated under the preceding provisions of this Section 6(c).  Notwithstanding any other provision of this Agreement to the contrary, if a Change in Control occurs after the Initial Vesting Date, but prior to the Final Vesting Date and the Executive remains employed by the Company or a subsidiary on the Final Vesting Date, then, as of such date, the Executive shall be entitled to receive the number of shares of Stock described in Section 6(b)(iii) of this Agreement.

(d)        Notwithstanding any other provision of this Agreement to the contrary, if the Executive’s employment with the Company and its subsidiaries terminates before the Initial Vesting Date, and while the Executive is eligible to participate in the Change in Control Plan, and on or before [    ], 20[__], a Change in Control occurs and on or thereafter such date the Executive’s employment is terminated (i) by the Company and all subsidiaries of the Company otherwise than as a result of a Termination for Cause or (ii) by the Executive pursuant to a Termination for Good Reason, then all remaining Forfeiture Restrictions shall immediately lapse on the date of the Executive’s Separation From Service and the Executive shall be entitled to receive a number of shares of Stock equal to the Target Shares in exchange for such Performance Units (x) on the date of the Executive’s Separation From Service if the Executive is not a Specified Employee or (y) on the date that is six months following the Executive’s Separation From Service if the Executive is a Specified Employee, and thereafter the Executive shall have no further rights with respect to such Performance Unit.

(e)        Notwithstanding any other provision of this Agreement to the contrary, if the Executive’s employment with the Company and its subsidiaries terminates before the Initial Vesting Date, and while the Executive is eligible to participate in the Change in Control Plan, and on or after [    ], 20[__], a Change in Control occurs and on or thereafter such date the Executive’s employment is terminated (i) by the Company and all subsidiaries of the Company otherwise than as a result of a Termination for Cause or (ii) by the Executive pursuant to a Termination for Good Reason, then on the Initial Vesting Date, the Forfeiture Restrictions on the Performance Units shall lapse and the Executive shall be entitled to receive a number of shares of Stock calculated in accordance Section 6(b)(i) of this Agreement (and the Company will undertake to require the acquirer to preserve and maintain the Company’s business and accounting in all manner necessary so that all factors needed to prepare the calculations in Section 6(b)(i) will then be available).

Executive Agreement

(f)        (i)        Notwithstanding any other provision of this Agreement to the contrary, if the Executive is eligible to participate in the Change in Control Plan and on or before [    ], 20[__], (A) the Company and all subsidiaries of the Company terminate the Executive’s employment prior to a Change in Control (whether or not a Change in Control ever occurs) otherwise than as a result of a Termination for Cause if it occurred after a Change in Control and such termination is at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control or is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs) or (B) the Executive terminates his employment with the Company and all subsidiaries of the Company prior to a Change in Control (whether or not a Change in Control ever occurs) pursuant to a Termination for Good Reason if it occurred after a Change in Control, and such termination or the circumstance or event which constitutes a Termination for Good Reason occurs at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control or is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs), then all remaining Forfeiture Restrictions shall immediately lapse on the date of the Executive’s Separation From Service and the Executive shall be entitled to receive a number of shares of Stock equal to the Target Shares in exchange for such Performance Units (x) on the date of the Executive’s Separation From Service if the Executive is not a Specified Employee or (y) on the date that is six months following the Executive’s Separation From Service if the Executive is a Specified Employee, and thereafter the Executive shall have no further rights with respect to such Performance Unit.

(ii)        Notwithstanding any other provision of this Agreement to the contrary, if the Executive is eligible to participate in the Change in Control Plan and, after the Initial Vesting Date, but on or before the Final Vesting Date, (A) the Company and all subsidiaries of the Company terminate the Executive’s employment prior to a Change in Control (whether or not a Change in Control ever occurs) otherwise than as a result of the occurrence of an event that would constitute a Termination for Cause if it occurred after a Change in Control and such termination is at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control or is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs) or (B) the Executive terminates his employment with the Company and all subsidiaries of the Company prior to a Change in Control (whether or not a Change in Control ever occurs) pursuant to a Termination for Good Reason if it occurred after a Change in Control, and such termination or the circumstance or event which constitutes a Termination for Good Reason occurs at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control or is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs), then all remaining Forfeiture Restrictions shall immediately lapse on the date of the Executive’s Separation From Service and the Executive shall be entitled to receive the number of shares of Stock described in Section 6(b)(iii) of this Agreement in exchange for such Performance Units (x) on the date of the Executive’s Separation From Service if the Executive is not a Specified Employee or (y) on the date that is six months following the Executive’s Separation From Service if the Executive is a Specified Employee, and thereafter the Executive shall have no further rights with respect to such Performance Unit.

Executive Agreement

(g)        Notwithstanding any other provision of this Agreement to the contrary, if the Executive is eligible to participate in the Change in Control Plan and on or after [    ], 20[__], (i) the Company and all subsidiaries of the Company terminate the Executive’s employment prior to a Change in Control (whether or not a Change in Control ever occurs) otherwise than as a result of the occurrence of an event that would constitute a Termination for Cause if it occurred after a Change in Control and such termination is at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control or is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs) or (ii) the Executive terminates his employment with the Company and all subsidiaries of the Company prior to a Change in Control (whether or not a Change in Control ever occurs) pursuant to a Termination for Good Reason if it occurred after a Change in Control, and such termination or the circumstance or event which constitutes a Termination for Good Reason occurs at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control or is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs), then on the Initial Vesting Date the Forfeiture Restrictions on the Performance Units shall lapse and the Executive shall be entitled to receive a number of shares of Stock calculated in accordance Section 6(b)(i) of this Agreement (and the Company will undertake to require the acquirer to preserve and maintain the Company’s business and accounting in all manner necessary so that all factors needed to prepare the calculations in Section 6(b)(i) will then be available).

(h)        (i)        In the event the Executive’s employment with the Company and its subsidiaries terminates before the Initial Vesting Date, as a result of the Executive’s Retirement, then on the Initial Vesting Date, provided that the Executive does not compete with the business of the Company and its subsidiaries (as discussed further below) through such date, the Forfeiture Restrictions on the Performance Units shall lapse and the Executive shall be entitled to receive a number of shares of Stock calculated in accordance with Section 6(b)(i) of this Agreement.  For purposes of this Agreement, the term “compete with the business of the Company and its subsidiaries” shall include the Executive’s participation in any operations that compete with any business now conducted by the Company or its subsidiaries, including the sale of menswear or shoes at retail, the sale or rental of men’s formal wear, the sale or rental of occupational uniforms or other corporate wear merchandise or any material line of business proposed to be conducted by the Company or one or more of its subsidiaries known to the Executive and with respect to which the Executive devoted time as part of his employment on behalf of the Company or one or more of its subsidiaries, including but not limited to the business of dry cleaning, whether such participation is individually or as an officer, director, joint venturer, agent or holder of an interest (except as a holder of a less than 1% interest in a publicly traded entity or mutual fund) of any individual, corporation, association, partnership, joint venture or other business entity so engaged and shall be applicable with respect to the United States, Canada, the United Kingdom and any other country in which the Executive would be competing with the business of the Company or its subsidiaries as set forth in this Section 6(h)(i).

(ii)        In the event the Executive’s employment with the Company and its subsidiaries terminates after the Initial Vesting Date, but before the Final Vesting Date, as a result of the Executive’s Retirement, then on the Final Vesting Date, provided that the Executive

Executive Agreement

does not compete with the business of the Company and its subsidiaries (as described in Section 6(h)(i) above) through such date, the Forfeiture Restrictions on the Performance Units shall lapse and the Executive shall be entitled to receive the number of shares of Stock described in Section 6(b)(iii) of this Agreement.

(i)        (i)        Except as otherwise provided in Sections 6(c)-(h), if the Executive’s employment with the Company and all of its subsidiaries terminates prior to the Initial Vesting Date, for any reason other than the death or Disability of the Executive, the Forfeiture Restrictions then applicable to the Performance Units shall not lapse and the number of Performance Units then subject to the Forfeiture Restrictions shall be forfeited to the Company on the date the Executive’s employment terminates.  Notwithstanding any other provision of this Agreement to the contrary, if the Executive dies or incurs a Disability before the Initial Vesting Date, and while in the active employ of the Company and/or one or more of its subsidiaries, the Executive (or in the event of Executor’s death, the Executive’s executors, administrators or any person or persons to whom the his estate may be transferred by will or by the laws of descent and distribution) shall be entitled to receive on the Initial Vesting Date, a number of shares of Stock calculated in accordance with Section 6(b)(i) and pro-rated from [    ], 20[__] through the date of the termination of the Executive’s employment due to death or Disability.

(ii)       Except as otherwise provided in Sections 6(c)-(h), if the Executive’s employment with the Company and all of its subsidiaries terminates after the Initial Vesting Date, but prior to the Final Vesting Date, for any reason other than the death or Disability of the Executive, the Forfeiture Restrictions then applicable to any remaining Performance Units shall not lapse and the number of Performance Units then subject to the Forfeiture Restrictions shall be forfeited to the Company on the date the Executive’s employment terminates.  Notwithstanding any other provision of this Agreement to the contrary, if the Executive dies or incurs a Disability after the Initial Vesting Date, but before the Final Vesting Date, and while in the active employ of the Company and/or one or more of its subsidiaries, the Executive (or in the event of Executor’s death, the Executive’s executors, administrators or any person or persons to whom the his estate may be transferred by will or by the laws of descent and distribution) shall be entitled to receive on the Final Vesting Date, the number of shares of Stock described in Section 6(b)(iii) of this Agreement.

(j)        Notwithstanding any other provision of this Agreement to the contrary, in the event that the acquirer in a Change in Control fails to assume the awards granted under this Agreement, on date of such Change in Control, the Forfeiture Restrictions on the Performance Units shall lapse and the Executive shall be entitled to receive that number of shares of Stock equal to the Adjusted Number of Target Shares calculated in accordance with the applicable provisions of this Section 6.

7.         Capital Adjustments and Reorganizations.  The existence of the Performance Units shall not affect in any way the right or power of the Company or any company the stock of which is awarded pursuant to this Agreement to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or its business, engage in any merger or consolidation, issue any debt or equity securities, dissolve or liquidate, or sell, lease, exchange or otherwise dispose of all or any part of its assets or business, or engage in any other corporate act or proceeding.

Executive Agreement

8.         No Fractional Shares.  All provisions of this Agreement concern whole shares of Stock.  If the application of any provision hereunder would yield a fractional share of Stock, such fractional share of Stock shall be rounded down to the next whole share of Stock if it is less than 0.5 and rounded up to the next whole share of Stock if it is 0.5 or more.

9.         Tax Withholding.  To the extent that the receipt of the Performance Units, any payment in cash or shares of Stock or the lapse of any Forfeiture Restrictions results in income to the Executive for federal, state or local income, employment or other tax purposes with respect to which the Company or any Affiliate has a withholding obligation, the Executive shall deliver to the Company at the time of such receipt, payment or lapse, as the case may be, such amount of money as the Company or any Affiliate may require to meet its obligation under applicable tax laws or regulations, and, if the Executive fails to do so, the Company is authorized to withhold from the shares of Stock issued in exchange for the Performance Units, any payment in cash or shares of Stock under this Agreement or from any cash or stock remuneration then or thereafter payable to the Executive in any capacity any tax required to be withheld by reason of such resulting income, including (without limitation) shares of Stock sufficient to satisfy the withholding obligation based on the Fair Market Value of the Stock on the date that the withholding obligation arises.

10.       Nontransferability.  This Agreement is not transferable by the Executive other than by will or by the laws of descent and distribution.

11.       Employment Relationship.  For purposes of this Agreement, the Executive shall be considered to be in the employment of the Company and its Affiliates as long as the Executive has an employment relationship with the Company and its Affiliates.  The Committee shall determine any questions as to whether and when there has been a termination of such employment relationship, and the cause of such termination, under the Plan and the Committee’s determination shall be final and binding on all persons.

12.       Not an Employment Agreement.  This Agreement is not an employment agreement, and no provision of this Agreement shall be construed or interpreted to create an employment relationship between the Executive and the Company or any Affiliate, to guarantee the right to remain employed by the Company or any Affiliate for any specified term or require the Company or any Affiliate to employ the Executive for any period of time.

13.       Legend.  The Executive consents to the placing on the certificate for any shares of Stock issued under this Agreement in certificated form an appropriate legend restricting resale or other transfer of such shares except in accordance with the Securities Act of 1933 and all applicable rules thereunder.

14.       Notices.  Any notice, instruction, authorization, request or demand required hereunder shall be in writing, and shall be delivered either by personal delivery, by facsimile, by certified or registered mail, return receipt requested, or by courier or delivery service, addressed to the Company at the then current address of the Company’s Principal Corporate Office, and to the Executive at the Executive’s residential address indicated beneath the Executive’s signature on the execution page of this Agreement, or at such other address and number as a party shall have previously designated by written notice given to the other party in the manner hereinabove

Executive Agreement

set forth.  Notices shall be deemed given when received, if sent by facsimile (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile); and when delivered (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

15.       Amendment and Waiver.  Except as otherwise provided herein or in the Plan or as necessary to implement the provisions of the Plan, this Agreement may be amended, modified or superseded only by written instrument executed by the Company and the Executive.  Only a written instrument executed and delivered by the party waiving compliance hereof shall make any waiver of the terms or conditions.  Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized executive officer of the Company other than the Executive.  The failure of any party at any time or times to require performance of any provisions hereof shall in no manner effect the right to enforce the same.  No waiver by any party of any term or condition, or the breach of any term or condition contained in this Agreement, in one or more instances, shall be construed as a continuing waiver of any such condition or breach, a waiver of any other condition, or the breach of any other term or condition.

16.       Governing Law and Severability.  The validity, construction and performance of this Agreement shall be governed by the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.  The invalidity of any provision of this Agreement shall not affect any other provision of this Agreement, which shall remain in full force and effect.

17.       Successors and Assigns.  Subject to the limitations which this Agreement imposes upon the transferability of the Performance Units granted hereby and any shares of Stock issued hereunder, this Agreement shall bind, be enforceable by and inure to the benefit of the Company and its successors and assigns, and to the Executive, the Executive’s permitted assigns, executors, administrators, agents, legal and personal representatives.

18.       Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument.

19.       Forfeiture for Cause.  Notwithstanding any other provision of this Agreement, the Performance Units granted hereunder shall be subject to the Forfeiture for Cause provisions in Section 4.7 of the Plan.

20.       Effect on Other Agreements.  The parties acknowledge and agree that the provisions of this Agreement shall supersede any and all other agreements and rights that the Executive has under any employment or other agreements or arrangements between the Executive and the Company, whether in writing or otherwise, with respect to the matters set forth herein.

Executive Agreement

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Executive has executed this Agreement, all effective as of the date first above written.

TAILORED BRANDS, INC.

By:

Name:

Title:

EXECUTIVE:

Name:

Address:

Executive Agreement

EXHIBIT A

Pro-rated Percentage By Which Target Shares Multiplied To Determine Adjusted Number
of Target Shares If Adjusted EPS Is Between $[    ] and $[    ].

Adjusted EPS	Percentage by Which Target Shares Multiplied	Adjusted EPS	Percentage by Which Target Shares Multiplied